 LVIP Protected Profile Conservative Fund (Standard and Service Class)
Summary Prospectus May 1, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus dated May 1, 2011, as supplemented on December 21, 2011, and statement of additional information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective The investment objective of the LVIP Protected Profile Conservative Fund (the “Fund”, formerly the LVIP Conservative Profile Fund) is to seek a high level of current income with some consideration given to growth of capital. Fees and Expenses This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1 fees)	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)[1]	0.46%	0.46%
Total Annual Fund Operating Expenses[2]	0.76%	1.01%
[1]	The AFFE has been restated to reflect the current expenses of the Fund as a result of fund strategy changes effective on or about January 10, 2012.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

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Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$78	$243	$422	$942
Service Class	$103	$322	$558	$1,236
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio. Principal Investment Strategies The Fund operates under a fund of funds structure, whereby under normal market conditions the Fund will invest 80% or more of its assets in underlying funds, including exchange-traded funds (“underlying funds”). The underlying funds invest primarily in equity securities and/or fixed income securities. On or about January 10, 2012, the Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the Fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the Fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the Fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities. The Fund will have a substantial portion of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds). The Fund’s largest allocation will be to underlying funds that primarily invest in domestic and foreign fixed-income securities, including mortgage-backed securities and high yield (junk) bonds, and derivatives. A smaller allocation will be made to underlying funds that primarily invest in domestic and foreign equity securities (stocks) with growth and value styles. The foreign securities held by the underlying funds will be from issuers in both developed and emerging markets. The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds). The Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The adviser will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Fund and designate a certain portion of the Fund to be used to purchase or sell futures to manage the Fund’s overall economic exposure to equity securities. The Fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the Fund at any given time, typically where the Fund is holding idle cash that is awaiting investment in underlying funds or when market volatility is below the Fund’s target level of volatility. The purchase of a futures contract allows the Fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the Fund to lock in a price at which it may buy that instrument. The Fund’s use of futures may increase the Fund’s maximum target allocation to equity securities no more than 10% from the strategic asset allocation. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the Fund. The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside

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participation of the Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to 0%. Under normal circumstances, the Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, a certain percentage of which will be in underlying funds that invest primarily in equity securities and a certain percentage of underlying funds that invest primarily in fixed income securities. Under the Fund’s investment strategy, which employs the protection sub-strategy, the Fund’s maximum economic exposure to equities will be 50% and the Fund’s minimum fixed income exposure will be 50%. As a result of the protection sub-strategy, the portion of the Fund’s net assets not invested in underlying funds is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The Fund’s use of futures may increase the Fund’s economic exposure to equity securities to a higher percentage and therefore reducing fixed income exposure. The adviser develops the Fund’s asset allocation model based on the Fund’s current investment strategy. The asset class allocations in the Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. On at least an annual basis, the adviser will reassess and make any necessary revisions in the Fund’s asset allocation model, including revising the asset class weightings in the model. At that time, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This will ensure that the overall risk level of the Fund remains aligned with the sub-protection strategy and the current level of the adviser’s assessment of overall market risk and general economic climate. On a quarterly basis, the adviser will evaluate the need to add, remove and/or re-weight the underlying funds in the Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market. The amount of exchange-traded futures in the Fund, which will affect the investor’s exposure to equity securities, will fluctuate daily based upon market conditions. The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the Conservative Profile Composite. The Conservative Profile Composite, an unmanaged index compiled by LIA, the Fund’s adviser, is constructed as follows: 30% Wilshire 5000 Total Market IndexSM , 60% Barclays Capital U.S. Aggregate Index and 10% MSCI EAFE Index (net dividends). The Fund’s protection sub-strategy may cause the Fund’s return to trail the return of the unhedged composite in strong, increasing markets. The underlying fund selection is made based on the Fund’s particular asset allocation model, the adviser’s desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Fund. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
  Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
  Asset Allocation Risk: The Fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The Fund is subject to the risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
  Passive Management Risk: The Fund will invest in underlying funds that use an indexing strategy and do not individually select securities. These underlying funds do not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
  Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the Fund’s performance my sometimes be lower than that of other types of funds.
  Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investment styles.
  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the Fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce an underlying fund’s income because the fund may have to reinvest the proceeds at lower interest rates.

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  Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
  Below Investment Grade Bonds: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for the Fund’s positions in below investment grade bonds.
  Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the Fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
  Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
  Currency Risk: The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of foreign investments.
  Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
  Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
  Fund of Funds Risk: Because the Fund invests in shares of the underlying funds, the Fund invests in the same investments as those made by the various underlying funds. By investing in a Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds. The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the Fund’s assets among the underlying funds.
  Non-Diversification Risk: The Fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund’s value may decrease because of a single investment or a small number of investments.

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Fund Performance The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) changes in the performance of the Fund’s Standard Class from year to year; and (b) how the average annual returns of the Fund’s one year, five year and lifetime periods compare with those of a broad measure of market performance. Information has also been included for the Conservative Profile Composite, which is an unmanaged index compiled by LIA, the Fund’s adviser, and is constructed as follows: 30% Wilshire 5000 Total Market IndexSM , 60% Barclays Capital U.S. Aggregate Index and 10% MSCI EAFE Index (net dividends). The Conservative Profile Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 11.89%. The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (8.03%)
		Average Annual Total Returns For periods ended 12/31/10
	1 year	5 years	Lifetime (Since inception 5/3/05)
LVIP Protected Profile Conservative Fund – Standard Class	10.49%	5.80%	6.18%
LVIP Protected Profile Conservative Fund – Service Class	10.21%	5.54%	5.91%
Barclays Capital U.S. Aggregate Index	6.54%	5.80%	5.38%
Conservative Profile Composite	10.36%	5.03%	5.41%
Investment Adviser Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President	Since May 2011
David A. Weiss	Vice President	Since May 2011

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Tax Information The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the Fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts. Payments to Broker-Dealers and other Financial Intermediaries Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

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